UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 20, 2013
(Date of earliest event reported)

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Forestar Group Inc. (“we” or the “Company”) is filing this Form 8-K to (i) update Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Annual Report”) to reflect revised financial information and disclosures as a result of the reorganization of the Company's reportable segments, and (ii) amend Item 12 of the 2012 Annual Report to include certain historical information in respect of the Company's equity compensation plan that was inadvertently omitted from the 2012 Annual Report.
As described in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, we strategically changed our reportable segments to better reflect the underlying market fundamentals and operating strategy of our core business operations, real estate and oil and gas. With this change, we aggregated our fiber and water resource operating results in other natural resources. All prior period segment information has been reclassified to conform to the current year presentation. These changes did not impact our consolidated net income or cash flows in any period.
The information set forth in Exhibits 99.1 and 99.2 of this Form 8-K are as of March 14, 2013, the date the 2012 Annual Report was filed. The Company has not updated or amended the disclosures contained therein to reflect events that have occurred since the filing of the 2012 Annual Report, or modified or updated those disclosures in any way other than as required to update the segment disclosures for all periods presented to reflect the reorganization of the Company's reportable segments and to amend Item 12 of the 2012 Annual Report as described above. Accordingly, this Form 8-K and Exhibits 99.1 and 99.2 of this Form 8-K should be read in conjunction with the 2012 Annual Report and with the Company's other filings subsequent to the filing of the 2012 Annual Report, including the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2013, June 30, 2013 and September 30, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Selected Financial Data; Management's Discussion and Analysis of Financial Condition and Results of Operations; Equity Compensation Plan Information.

99.2	Forestar Group Inc. Consolidated Financial Statements and schedules for the years ended December 31, 2012, 2011 and 2010, and report of independent registered public accounting firm.

101.1
The following materials from the Company’s Current Report on Form 8-K for the year ended December 31, 2012, formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Income and Comprehensive Income, (iii) Consolidated Statement of Equity (iv) Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date:	November 20, 2013	By:	/s/ Christopher L. Nines
			Name:	Christopher L. Nines
			Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Ernst & Young LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Selected Financial Data; Management's Discussion and Analysis of Financial Condition and Results of Operations; Equity Compensation Plan Information.

99.2	Forestar Group Inc. Consolidated Financial Statements and schedules for the years ended December 31, 2012, 2011 and 2010, and report of independent registered public accounting firm.

101.1
The following materials from the Company’s Current Report on Form 8-K for the year ended December 31, 2012, formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Income and Comprehensive Income, (iii) Consolidated Statement of Equity (iv) Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements.